The Brink’s Company
First-Quarter 2013 Earnings
Conference Call
 NYSE:BCO
 April 25, 2013

Exhibit 99.2

Forward-Looking Statements
These materials contain forward-looking statements. Actual
results could differ materially from projected or estimated
results. Information regarding factors that could cause such differences is available in today's release and in The Brink’s
Company’s most recent SEC filings.

Information discussed today is representative as of today
only and Brink's assumes no obligation to update any
forward-looking statements. These materials are
copyrighted and may not be used without written permission
from Brink's.

The Brink’s Company
Ed Cunningham
Director - Investor Relations

Highlights of First-Quarter Results
GAAP EPS $.04 vs $.43
• Includes theft loss ($.24 charge)
Non-GAAP Summary
• EPS $.35 vs $.67
• Includes theft loss ($.24 charge)
• Segment margin 5.2% vs 8% (7.2% ex theft loss)
• Revenue up 4% (6% organic growth)
Note: See reconciliation to GAAP results in Appendix

The Brink’s Company
Tom Schievelbein
Chairman, President and
Chief Executive Officer

CEO Overview
• International profits drive better-than-expected results
 • Latin America, Asia-Pacific results offset theft loss and
 North America profit decline
• Full-year outlook affirmed
 • Segment margin: 6% to 6.5%
 • Organic revenue growth: 5% to 8%

Note: See reconciliation to GAAP results in Appendix

Strategy Update
• Maximize profits in North America and Europe
 • North America guidance reduced
 • Europe on track
• Grow Latin America
 • Q1 stronger than expected
 • Expect full-year profit growth

Strategy Update
• Exit underperforming markets
 • Guarding operations in France and Morocco
 • CIT markets in Germany, Poland and Turkey
• Acquisitions
 • Chile - acquired remaining 26%
• Adjacencies
 • Rede Trel acquisition complete
 • Brink’s Money Card rollout

The Brink’s Company
Joe Dziedzic
Vice President and Chief
Financial Officer
Review and Outlook

1Q13 Non-GAAP Results
($ millions, except EPS)
Segment
Operating Profit
Revenue

Margin	8.0%	5.2%
EPS
Note: See reconciliation to GAAP results in Appendix

Non-GAAP EPS: 1Q12 Versus 1Q13
Segment
Operating
Profit
Non-Segment
Expense
Interest
Expense,
Net
Non-
Controlling
Interest
Tax
Rate/Diluted
Shares
1Q12
1Q13
Note: See reconciliation to GAAP results in Appendix
$(0.03) Profit
 decrease
 excluding
 items below
$(0.24) Belgium theft
 loss
$(0.04) Foreign
 currency
Amounts may not add due to rounding
$(0.01) Tax rate
$(0.01) Diluted shares

$0.03 Reduction in
benefit costs

Organic
Growth	10%	6%
Revenue
1Q13 Non-GAAP Segment Results
($ millions)
Revenue
Segment Operating Profit

Margin	8.0%	5.2%
Segment Operating Profit
— 6% Organic growth, 2% unfavorable
 currency impact
— 8% Organic growth in International
— North America flat
— Unfavorable currency impact of $3
— North America down $8
— International down $17
— $19 Belgium loss impacts North America
 segment by $4 and International by $15

Note: See reconciliation to GAAP results in Appendix

Capital
Expenditures
and Capital
Leases(b)
Non-GAAP Cash Flow, Capital Investment and Net Debt
13
($ millions)
(a) See reconciliation to GAAP results in Appendix
(b) From continuing operations
Non-GAAP
CFOA(a) (b)
$34
$39
North
America
International
Net Debt (a)

$232
$(6)
$336
$9

2013 Outlook
— Organic growth 5% to 8%
— Unfavorable currency impact 2% to 4%
Assumptions vs 2012

April 25, 2013
Revenue
Non-GAAP Segment Margin Rate
— North America 2% to 3%
— International 7.0% to 8.0%
— Total segment 6.0% to 6.5%
Other Metrics
— Non-segment expense $41
— Interest expense $27 to $29
— Non-controlling interest $17 to $20
— Tax rate 36% to 39%
— Capital expenditures / leases flat at $205
— Growth in Latin America, North America and Europe flat
— Venezuela devaluation full year impact of $130 million,
 3% of total revenue
— Continued price/volume pressure partially offset by cost
 actions
— Decline from productivity spend, Venezuela devaluation
 and slight decline in Europe offset by Latin America
 growth
— Slight decrease
— Increase from recent acquisitions
— Continued focus on returns

The Brink’s Company
First-Quarter 2013 Earnings
Conference Call
 NYSE:BCO
 April 25, 2013

Appendix - Legacy Liabilities

 Legacy Liabilities at December 31, 2012
Estimated Contributions to U.S. Plans
	2012A	2013	2014	2015	2016	2017
US Pension	$ 37	14	29	42	44	38
UMWA	0	0	0	0	0	0
Black Lung/Other	7	5	5	5	4	4
Total	$ 44	19	34	47	48	42
($ millions)
$275
Under-
funding
Note: Above amounts based on actuarial assumptions at December 31, 2012.

Under-
funding
$257

Appendix
 Non-GAAP Reconciliations

(a) To eliminate results of additional European operations we intend to exit in 2013. Operations do not currently meet requirements to be classified as discontinued operations.
(b) To eliminate a $1.1 million adjustment to the amount of gain recognized on a 2010 business acquisition in Mexico as a result of a favorable adjustment to the purchase price received in the first quarter of 2013.
(c) To eliminate currency exchange losses related to a 16% devaluation of the official exchange rate in Venezuela from 5.3 to 6.3 bolivar fuertes to the
     U.S. dollar.
(d) To eliminate employee benefit settlement losses in Mexico.
(e) To eliminate expenses related to U.S. retirement plans.
(f)  To adjust effective income tax rate in the interim period to be equal to the midpoint of the estimated range of the full-year non-GAAP effective income tax rate. The midpoint of the estimated range of the full-year non-GAAP effective tax rate for 2013 is 37.5%.
GAAP
Basis
Additional
European
Operations to
be Exited (a)
Gains on
Acquisitions
and Asset
Dispositions (b)
Monetary Asset Re
-measurement
losses in
Venezuela (c)
Employee
Benefit
Settlement &
Severance
Losses (d)
U.S.
Retirement
Plans (e)
Adjust
Income Tax
Rate (f)
Non-
GAAP
Basis
First Quarter 2013
Revenue:
Latin America
$
 412.9
 −
 −
 −
 −
 −
 −
 412.9
EMEA
 286.0
 (3.9)
 −
 −
 −
 −
 −
 282.1
Asia Pacific
 42.9
 −
 −
 −
 −
 −
 −
 42.9
International
 741.8
 (3.9)
 −
 −
 −
 −
 −
 737.9
North America
 235.6
 −
 −
 −
 −
 −
 −
 235.6
Revenues
$
 977.4
 (3.9)
 −
 −
 −
 −
 −
 973.5
Operating profit:
International
$
 35.6
 1.2
 −
 13.4
 0.3
 −
 −
 50.5
North America
 (2.4)
 −
 −
 −
 −
 2.9
 −
 0.5
Segment operating profit
 33.2
 1.2
 −
 13.4
 0.3
 2.9
 −
 51.0
Non-segment
 (17.0)
 −
  (1.1)
 −
 −
 10.5
 −
 (7.6)
Operating profit
$
 16.2
 1.2
 (1.1)
 13.4
 0.3
 13.4
 −
 43.4

Amounts attributable to Brink’s:

Income from continuing operations
$
 2.1
 1.3
 (1.1)
 8.4
 0.2
 8.4
 (2.2)
 17.1
Diluted EPS - continuing operations
 0.04
 0.02
 (0.02)
  0.17
 −
 0.17
 (0.04)
 0.35
Non-GAAP Reconciliations - 1Q13
Amounts may not add due to rounding.

GAAP
Basis
Additional
European
Operations to
be Exited (a)
Gains and Losses
on Acquisitions and
Dispositions (b)
Employee Benefit
Settlement &
Severance Losses (c)
U.S.
Retirement
Plans (d)
Adjust
Income Tax
Rate (f)
Non-
GAAP
Basis
First Quarter 2012
Revenue:
Latin America
$
 386.3
 −
 −
 −
 −
 −
 386.3
EMEA
 280.4
 (3.8)
 −
 −
 −
 −
 276.6
Asia Pacific
 37.6
 −
 −
 −
 −
 −
 37.6
International
 704.3
 (3.8)
 −
 −
 −
 −
 700.5
North America
 236.4
 −
 −
 −
 −
 −
 236.4
Revenues
$
 940.7
 (3.8)
 −
 −
 −
 −
 936.9
Operating profit:
International
$
 65.2
 1.2
 −
 0.8
 −
 −
 67.2
North America
 5.8
 −
 −
 −
 2.2
 −
 8.0
Segment operating profit
 71.0
 1.2
 −
 0.8
 2.2
 −
 75.2
Non-segment
 (24.3)
 −
  −
 −
 14.7
 −
 (9.6)
Operating profit
$
 46.7
 1.2
 −
 0.8
 16.9
 −
 65.6

Amounts attributable to Brink’s:

Income from continuing operations
$
 20.9
 1.3
 (1.2)
 0.6
 10.2
 0.8
 32.6
Diluted EPS - continuing operations
 0.43
 0.02
 (0.02)
  0.01
 0.21
 0.02
 0.67
Non-GAAP Reconciliations - 1Q12
Amounts may not add due to rounding. See page 21 for notes.

(a) To eliminate results of additional European operations we intend to exit in 2013. Operations do not currently meet requirements to be classified as discontinued operations.
(b) To eliminate:
      • Gains related to the sale of investments in mutual fund securities ($1.9 million in the first quarter and $0.5 million in the third quarter). Proceeds from the sales were used to fund the settlement of pension obligations related to our former chief executive officer and chief administrative officer.
      • Gains and losses related to business acquisitions and dispositions. A $0.9 million gain was recognized in the second quarter and a $0.1 million loss was recognized in the third quarter. In the fourth-quarter of 2012, tax expense included a benefit of $7.5 million related to a reduction in an income tax accrual established as part of the 2010 acquisition of subsidiaries in Mexico, and pretax income included a $2.1 million favorable adjustment to the local profit sharing accrual as a result of the change in tax expectation.
      • Third quarter gain on the sale of real estate in Venezuela ($7.2 million).
      • Selling costs related to certain operations expected to be sold in the near term and costs related to an acquisition completed in first quarter 2013. A $0.8 million loss was recognized in the fourth quarter.
(c) To eliminate employee benefit settlement and acquisition-related severance losses (Mexico and Argentina). Employee termination benefits in Mexico are accounted for under FASB ASC
      Topic 715, Compensation - Retirement Benefits.
(d) To eliminate expenses related to U.S. retirement plans.
(e) To eliminate tax benefit related to change in retiree health care funding strategy.
(f) To adjust effective income tax rate in the interim period to be equal to the full-year non-GAAP effective income tax rate. The full-year non-GAAP effective tax rate for 2012 was 36.3%.
Non-GAAP Reconciliations - Full Year 2012
GAAP
Basis
Additional
European
Operations to
be Exited (a)
Gains and
Losses on
Acquisitions &
Dispositions (b)
Employee Benefit
Settlement &
Severance
Losses (c)
U.S.
Retirement
Plans (d)
Tax Benefit on
change in health
Care Funding
Strategy (e)
Adjust
Income Tax
Rate (f)
Non-
GAAP
Basis
Full Year 2012
Revenue:
Latin America
$
 1,579.4
 −
 −
 −
 −
 −
 −
 1,579.4
EMEA
 1,158.4
 (15.4)
 −
 −
 −
 −
 −
 1,143.0
Asia Pacific
 158.9
 −
 −
 −
 −
 −
 −
 158.9
International
 2,896.7
 (15.4)
 −
 −
 −
 −
 −
 2,881.3
North America
 945.4
 −
 −
 −
 −
 −
 −
 945.4
Revenues
$
 3,842.1
 (15.4)
 −
 −
 −
 −
 −
 3,826.7
Operating profit:
International
$
 227.6
 5.4
 (8.5)
 3.9
 −
 −
 −
 228.4
North America
 32.5
 −
 −
 −
 8.8
 −
 −
 41.3
Segment operating profit
 260.1
 5.4
 (8.5)
 3.9
 8.8
 −
 −
 269.7
Non-segment
 (88.9)
 −
  (0.8)
 −
 47.4
 −
 −
 (42.3)
Operating profit
$
 171.2
 5.4
 (9.3)
 3.9
 56.2
 −
 −
 227.4

Amounts attributable to Brink’s:

Income from continuing operations
$
 106.8
 5.7
 (14.0)
 2.8
 33.8
 (21.1)
 −
 114.0
Diluted EPS - continuing operations
 2.20
 0.12
 (0.29)
  0.06
 0.70
 (0.43)
 −
 2.35
Amounts may not add due to rounding.

Non-GAAP Reconciliations - Cash Flows

(a) To eliminate the change in the balance of customer obligations related to cash received and processed in certain of our secure Cash
 Management Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.
(b) To eliminate cash flows related to our discontinued operations.
Non-GAAP cash flows from operating activities is a supplemental financial measure that is not required by, or presented in accordance with GAAP.
The purpose of the non-GAAP cash flows from operating activities is to report financial information excluding the impact of cash received and processed in certain of our secure cash management service operations and without cash flows from discontinued operations.  Brink’s believes these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows. Non-GAAP cash flows from operating activities should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows.
NON-GAAP CASH FLOWS FROM OPERATING ACTIVITIES - RECONCILED TO AMOUNTS REPORTED UNDER U.S. GAAP
	First Quarter
	2013	2012
Cash flows from operating activities - GAAP	$3.3	$(16.4)
Decrease (increase) in certain customer obligations (a)	(16.8)	18.8
Cash outflows (inflows) related to discontinued operations (b)	7.1	6.6

Cash flows from operating activities - Non-GAAP	$(6.4)	$9.0

NET DEBT RECONCILED TO GAAP	March 31,	December 31,
	2013	2012
Debt:
Short-term debt	$71.1	26.7
Long-term debt	438.6	362.6

Less:
Cash and cash equivalents	234.8	201.7

Cash and cash equivalents available for general corporate purposes	174.2	157.7

Net Debt	$335.5	231.6
(a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt.
Net Debt is a supplemental financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP. Net Debt excluding cash and debt in Venezuelan operations was $395 million at
March 31, 2013, and $280 million at December 31, 2012.
Non-GAAP Reconciliations - Net Debt